Investor Presentation

Forward Looking Statements FORWARD-LOOKING STATEMENTS This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs (including new, follow-on and successor programs) and thereafter successful contract negotiations with government authorities (both foreign and domestic) for the terms and conditions of the programs; (v) the timely receipt of any necessary export approvals and/or other licenses or authorizations from the U.S. Government; (vi) timely satisfaction or fulfillment of material contractual conditions precedents in customer purchase orders, contracts, or similar arrangements; (vii) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (viii) the successful resolution of government inquiries or investigations relating to our businesses and programs; (ix) risks and uncertainties associated with the successful implementation and ramp up of significant new programs, including the ability to manufacture the products to the detailed specifications required and recover start-up costs and other investments in the programs; (x) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (xi) the receipt and successful execution of production orders under the Company's existing U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, but excluding any next generation programmable fuze programs, as all have been assumed in connection with goodwill impairment evaluations; (xii) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory and the receipt of orders for new aircraft sufficient to recover our investments in the K-MAX® production line; (xiii) the accuracy of current cost estimates associated with environmental remediation activities; (xiv) the profitable integration of acquired businesses into the Company's operations; (xv) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and allowing us to capture their planned benefits while maintaining an adequate internal control environment; (xvi) the ability to recover from cyber-based or other security attacks, information technology failures or other disruptions; (xvii) changes in supplier sales or vendor incentive policies; (xviii) the ability of our suppliers to satisfy their performance obligations; (xix) the effects of price increases or decreases; (xx) the effects of pension regulations, pension plan assumptions, pension plan asset performance, future contributions and the pension freeze, including the ultimate determination of the U.S. Government's share of any pension curtailment adjustment calculated in accordance with CAS 413; (xxi) future levels of indebtedness and capital expenditures; (xxii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xxiii) the effects of currency exchange rates and foreign competition on future operations; (xxiv) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxv) the effects, if any, of the UK's exit from the EU; (xxvi) future repurchases and/or issuances of common stock; (xxvii) the occurrence of unanticipated restructuring costs or the failure to realize anticipated savings or benefits from past or future expense reduction actions; (xxviii) the ability to recruit and retain skilled employees; and (xxix) other risks and uncertainties set forth in our 2018 Form 10-K February 25, 2019. Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this report. 2

What is Kaman? Leading Provider of Highly Engineered Aerospace & Industrial Solutions Serving a Broad Range of End Markets Solving Our Customers’ Critical Problems with Technically Differentiated Products & Services 3

Kaman Corporation Overview Revenues: $1.9 billion Aerospace 26% Defense 48% Fuzing Commercial 26% 39% Distribution 61% 20% Bearings & Mechanical Power Transmission 48% Automation 32% Aerospace: $736 Million Fluid Power Distribution: $1.1 billion Full year 2018 actual results 4

Diverse End Markets

Full Year 2018 Results

Aerospace


17%
83%
OEM
Aftermarket

Distribution


6%
34%
60%
OEM
MRO
Other

Selected Platforms		
Boeing	Airbus	Fuzing
• 787/777 • 737 • A-10	• A350 • A330 • A320	• JPF • AMRAAM • Tomahawk
Bell Helicopter	Sikorsky	Kaman
• AH-1Z • Rotor Blades	• UH-60 • CH-53	• SH-2G • K-MAX®

Selected Industries & Products	
Industries	Products
• Food and beverage • Machinery Manufacturing • Paper manufacturing • Nonmetallic minerals • Durable goods • Primary metal	• Bearings • Mechanical power transmission • Material handling • Fluid power • Electric power • Automation

KAMAN

5

Growth Opportunities Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments AEROSPACE DISTRIBUTION • OEM/Tier 1 outsourcing and supplier • Supplier consolidation favors larger national consolidation service providers • Higher bearing content on new platforms • Increased need for value added services driving bearing sales • Large fragmented market provides • Balance of commercial and defense consolidation opportunities programs provides diversity across end • Factory automation trends driving fluid markets power and high speed automation solutions • Expanded geographic footprint • National accounts 6

Capital Deployment Framework Capital deployment is focused on growth investments and return of capital to shareholders Dividends & Share • Strategic acquisitions to create Repurchases shareholder value 22% • High return capital expenditures including facility expansions, machinery and equipment, and IT infrastructure • Dividends paid without interruption for Acquisitions 52% 49 years Capital Expenditures • $100 million share repurchase 26% Total $1.0 Billion authorization in place to offset dilution Period: 2010 to 2018 from employee stock plans 7

Aerospace 39% 8

Aerospace Overview DEFENSE AND COMMERCIAL PRODUCTS FUZING PRODUCTS Products • Engineering design and testing • Self-lube airframe bearings • Bomb safe and arm fuzing • Advanced machining and composite • Traditional airframe bearings devices aerostructure manufacturing • Miniature ball bearings • Missile safe and arm fuzing • Complex assembly • Flexible drive systems devices • Helicopter MRO and support • Aftermarket engineered • Precision measuring systems components • Memory products Customers • Global commercial and defense OEMs • U.S. Militaries • Supplier Tier I’s to subcontract manufacturers • Foreign Allied Militaries • Aircraft operators and MRO • Weapon system OEMs • Specialized aerospace distributors • Industrial and medical manufacturers of high precision equipment Platforms K-MAX® 787 Medical Devices Bearings SLAM-ER Aftermarket AMRAAM AH-1Z 737 Marine/Hydro AGM-65M STANDARD MISSILE TOMAHAWK 9

Specialty Bearings and Engineered Products Positioned for growth • Differentiated product offerings with best in class application engineers and material scientists • Well positioned on a broad range of fixed wing and rotary wing aircraft • Increased exposure to healthcare and industrial applications • Strong order rates and solid backlog Products Markets 10

Fuzing Products STANDARD MISSILE TOMAHAWK SLAM-ER JPF FMU-139 AMRAAM SLAM-ER SLAM-ER AGM-65M STANDARD MISSILE HARPOON MAVERICK AMRAAM TOMAHAWK On Expansive array of U.S. Weapon Systems JPF Program • New orders of more than $475 million in 2018 JPF Deliveries 50,000 • Sole source provider to the US Air Force and 36 foreign governments 45,000 40,000 35,000 30,000 • Advanced capabilities and operational field reliability above 99% 25,000 20,000 15,000 • Increased production capacity to meet growing demand 10,000 5,000 0 • Record program backlog of $454.1 million 2012 2013 2014 2015 2016 2017 2018 2019 11

Air Vehicles and MRO SH-2G Super Seasprite Unmanned K-MAX® Commercial K-MAX® • SH-2G  In service with Egypt, New Zealand, Poland, and Peru  Opportunity to expand and upgrade the capability of Egyptian fleet • K-MAX®  Delivered five new production aircraft in 2018  Fleet size expanded by nearly 50% with continued strong demand  Authorized production of 10 additional units • Aftermarket support including spares, repairs and MRO 12

Significant Programs JPF AH-1Z UH-60 A350 SH-2 K-MAX® HH-60W CRH A330 787 737 Trent 7000 P-8 13

Aircraft Programs/Capabilities 9 7 18 21 10 16 9 12 18 4 8 13 14 15 5 1 20 17 18 20 20 2 3 6 20 19 20 22 11 Bearing Products Structural Components 1. Doors 12. Door assemblies 2. Nose landing gear 13. Top covers 3. Engine/thrust reverser 14. Fixed leading edge 4. Flight controls 15. Fixed trailing edge 5. Flaps 16. Winglets 6. Main landing gear 17. Wing structures, flaps, slats 7. Rudder 18. Composite structures (e.g. access 8. Horizontal stabilizer doors, radomes, consoles) 9. Flexible drive systems 19. Nacelle components 10. Flight control bearings 20. Manufacture and subassembly of major structure 11. Landing gear bearings 21. Blade manufacture, repair and overhaul 22.Manufacture of composite structures 14

Primary Aerospace Locations 13 10 11 9 2 4 6 7 1 8 3 5 14 = Low cost facility 1. Gilbert, AZ 5. Orlando, FL 9. Hochstadt, Germany 13. Darwen, UK Aftermarket Components Fuzing Specialty Bearings Composites 2. Wichita, KS 6. Middletown, CT 10. Rimpar, Germany 14. Goa, India Composites Fuzing Specialty Bearings Composites (Joint Venture) 3. Jacksonville, FL 7. Bloomfield, CT 11. Pracatice, Czech Republic Assembly & Metallics o Air Vehicles & MRO Specialty Bearings Specialty Bearings 4. Bennington, VT o Composites 8. Chihuahua, Mexico Metallics 15

Distribution 61% 16

Distribution Overview BEARINGS & PRODUCT MECHANICAL POWER FLUID POWER AUTOMATION PLATFORM TRANSMISSION (BPT) 2018 48% 20% 32% % of Sales • Bearings • Cylinders • Automation • Gearing • Filters, Regulators, Lubricators • Electrical • Hose & Fittings • Hydraulic Motors • Gearing • Hydraulics & Pneumatics • Hydraulic Power Units • Linear Motion Product Offerings • Linear Motion • Hoses and Connections • Motion Control • Material Handling • Pumps & Vacuums • OEM Control Panels & • Power Transmission • Valves Custom Enclosures • Process Control & Instrumentation Major Suppliers Highly fragmented market – Significant opportunity for growth 17

Growth in Product Platforms 2009 Salesa of approx. $600M 2018 Salesa of approx. $1.1B 12% 20% 14% 48% 74% 32% Through acquisitions and organic growth, Kaman has significantly grown its Distribution business while greatly expanding its product offering b Bearings & Power Transmission up approximately 20% Automation up approximately 300% b b Fluid Power up approximately 300% a Sales from continuing operations b Growth in sales from 2009 thru 2018 18

Adding Leading Brands in Multiple Technologies PLCs, HMIs Sensors & Signaling Machine Safety Hydraulics Pneumatics Fluid Connectors Motion Control Servos & Steppers Value- Added Added TechnologiesValue- Linear Motion Bearings Power Transmission Industrial Supplies 2009 2018 19

Distribution Expanded Product Portfolio Value Added Offerings System Design & Fluid Power Hose & Coupling Application Maintenance & Build Systems Assemblies Engineering Belt Fabrication Reliability 20

Strong Nationwide Footprint 21

Summary 22

Kaman Investment Highlights Strategically Positioned Highly Engineered Products Outstanding portfolio of highly engineered products and proprietary technologies Best-in-class Vendors Continue to partner with leading brands and enhance product portfolio Diverse End Markets Broad exposure to diverse products, platforms and customers Strong Financial Performance Top Line Growth Shown consistent, reliable performance with ~5% revenue CAGR over the past 10 years Profitability Gains Focus on scale, product mix, and operational efficiency to enhance profitability Strong Free Cash Flow Average Free Cash Flow Conversion from 2014 to 2018 well in excess of Net Earnings Strong Capital Structure Maintain conservative leverage of 2.0x–3.0x net debt / Adjusted EBITDA over the long term Reliable Business Strategies Efficient Capital Allocation Deploy capital to drive future growth while returning capital to shareholders Focus on Innovation Commitment to internal investment to maintain differentiation and drive productivity Operational Excellence Strategic investments designed to optimize operational efficiency and returns 23